BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Stifel Nicolaus 24 - hour Un - Conference: Southwest MA & Northern CT May 8, 2012

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm David H. Gonci Investor Relations Officer Dgonci@berkshirebank.com 413 - 281 - 1973 Michael P. Daly President and CEO Mdaly@berkshirebank.com 413 - 236 - 3194 1 Patrick J. Sullivan EVP, Commercial Banking & Wealth Management Psullivan@berkshirebank.com 413 - 236 - 3735

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Berkshire Hills Bancorp  Regional bank with over $4 billion in assets  68 full service branches in four states: MA, NY, CT and VT ◦ Nine commercial and residential lending offices in Central/Eastern Massachusetts  Retail and commercial banking, insurance, and wealth management services 2  Presence in high value, strong markets – I - 90 and I - 91  Experienced/energetic management team  Market cap recently over $500 million  Strong revenue and earnings growth  Quality balance sheet

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Regional Presence 3  Berkshire County, New York, Connecticut, Pioneer Valley and Vermont  New lending offices in Central and Eastern Massachusetts

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm 4 Recent Initiatives  Team recruitment drives commercial growth ◦ Asset Based Lending ◦ Central/Eastern Mass. Commercial Team ◦ Consumer Lending – Greenpark Mortgage  De novo branching in strong Albany market ◦ Five in 2011/2012; bringing Albany area total to 15  M & A ◦ Rome and Legacy in 2011 ◦ CBT – Connecticut Bank and Trust in 2012  Development initiatives ◦ Core system conversion ◦ Insurance and wealth management reorganization and integration ◦ Six Sigma processes

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm 1 st Quarter Results  10% annualized revenue growth  9% annualized core EPS growth  11% annualized loan growth  11% annualized deposit growth  3.62% net interest margin, up from 3.61%  0.94% core ROA  59% efficiency ratio Note: Growth is annualized change compared to Q4 2011. Please see earnings release for reconciliation of core and GAAP earnings measures. Q1 2012 core earnings were $9.4 million ($0.45 per share) and GAAP earnings were $5.8 million ($0.28 per share). GAAP ROA was 0.59%. 5

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm 2 nd Quarter Guidance  14% annualized core EPS growth  8 - 10% annualized organic loan growth  4 - 6% annualized organic deposit growth  12% revenue growth (including CBT and Greenpark acquisitions)  3.60 – 3.65% net interest margin  60% efficiency ratio Note: Guidance is midpoint of estimated ranges. Core EPS growth is based on $0.47 Q2 2012 guidance compared to $0.44 Q4 2011 actual. Revenue growth is compared to 2012 Q1. 6

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Revenue Growth 25%+ Total Annual Growth 7 Quarterly Revenue ($ million) Quarter Note: Revenue in 11Q3 excludes $2 million non - core gain on Legacy stock. $41 0 5 10 15 20 25 30 35 40 45 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Performance Improvement Core Non - Interest Expense to Assets Greater Efficiency Quarter Core Non - Interest Expense to Assets (Percent) Quarter Efficiency Ratio (Percent) 8 55 57 59 61 63 65 67 69 71 73 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 59.3% 2.50 2.75 3.00 3.25 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 2.60%

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Core EPS Growth 20%+ Total Annual Growth Positive Operating Leverage 9 Core EPS (cents) Quarter 0 5 10 15 20 25 30 35 40 45 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 45 ¢

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Balance Sheet Strength Favorable Asset Quality Net Loan Charge - Offs Net Charge - Offs/ Average Loans (Percent) Quarter NPAs/ Assets (Basis Points) Quarter 10 40 50 60 70 80 90 100 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 58 bp 0.2 0.25 0.3 0.35 0.4 0.45 0.5 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 0.24%

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Performance Improvement Core Return on Assets Core Return on Equity Quarte r Core ROE (Percent) Quarte r Core ROA (Basis Points) 11 6.8% 3 3.5 4 4.5 5 5.5 6 6.5 7 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 30 40 50 60 70 80 90 100 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 94 bp

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Capital Strength Total Risk Based Capital Tangible Common Equity / Assets Tangible Common Equity/Assets (Percent) Quarte r Bank Risk Based Capital (Percent) 12 Quarte r 9.00 9.50 10.00 10.50 11.00 11.50 12.00 12.50 13.00 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 6.0 7.0 8.0 9.0 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 11.6% 8.8%

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm M & A Disciplines  Earnings accretion goals  Manage tangible book value dilution  ROE Targets  Reasonable cost save objectives  Modest reliance on revenue synergies  Understanding purchase accounting impact  Balancing cash/stock mix for capital impact  Improving financial and demographic me trics 13 Note: See discussion on non - GAAP financial measures at end of presentation.

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Berkshire Hills Bancorp – Recent M & A Deals Bank Assets ($MM) Date Announced Date Closed Announced Deal Value ($MM) Price/ TBV Core Deposit Premium Rome Bancorp, Rome, NY 330 Oct 2010 Apr 2011 74 120% 6% Legac y Bancorp, Pittsfield, MA 970 Dec 2010 Jul 2011 108 110% 1% Connecticut Bank and Trust Co, Hartford, CT 280 Oct 2011 Target: Apr 2012 30 140% 4% 14 BHLB Stock Performance Relative to Peers Merger Announcement First Day As of 5/1/12 Trading Days to Recovery Rome Bancorp - 4.30% 14.7% 4 Legacy Bancorp - 2.20% 12.8% 6 Connecticut Bank and Trust - 4.80% 2.6% 44 Note: Peers include BRKL, CBU, INDB, NBTB, TMP, WASH.

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Why Invest In Us  Experienced executive management team  Proven track record for results  Strong financial condition  Solid strategies for growth and performance  Focused on shareholder return  Higher market capitalization and stock liquidity due to merger share issuance  100% buy ratings from the equity analysts who cover us 15

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm FORWARD LOOKING STATEMENTS. This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding anticipated future results. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They o ften include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "w ould," "should," "could" or "may." Certain factors could cause actual results to differ materially from expected results. Such fa cto rs include increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire is engaged, changes in the securitie s markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities a nd Exchange Commission. Additionally, Berkshire has acquired CBT - The Connecticut Bank and Trust Company. Factors that could cause actual results to differ materially from expected results include difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, and difficulties in integrating Berkshire and CBT. NON - GAAP FINANCIAL MEASURES. This presentation references non - GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger and other non - recurring costs. These measures are commonly used by investors in evaluating business combinations and financial condition. GAAP earnings are lower than core earnings primarily due to non - recurring merger related expenses. Reconciliations are in earnings releases at w ww.berkshirebank.com. 16

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Note: Core results exclude merger, divestiture and restructuring charges after tax totaling $0.4 million in 2010, $10.4 million in 201 1, $0.8 million in Q4 2011 and $3.6 million in Q1 2012. GAAP EPS for those periods was $1.00, $0.98, $0.40 and $0.28 respective ly. Financial Performance and Goals 2010 2011 2011 Q4 2012 Q1 Long Term Financial Goals Core revenue growth 9% 31% 45% 46% 10%+ Net interest margin 3.27% 3.57% 3.61% 3.62% 3.50%+ Fee income/total revenue 28% 24% 21% 23% 35%+ Efficiency ratio 71% 63% 59% 59% 55% Core ROA 0.52% 0.80% 0.93% 0.94% 1.00%+ Core ROE 3.66% 5.81% 6.74% 6.80% 10.00%+ Core ROTE 8.03% 10.40% 11.60% 11.4% 15.00%+ Core EPS $1.02 $1.56 $0.44 $0.45 $2.00+ Exhibit A 17

BERKSHIRE HILLS BANCORP - BHLB www.berkshirebank.com America’s Most Exciting Bank sm Balanced Portfolios Note: Balances are as of March 31, 2012. On April 20, 2012, Berkshire acquired the Connecticut Bank and Trust Company which reported loans totaling $214 million and deposits totally $217 million as of March 31, 2012 which are not included above. Deposits $3.2 Billion Loans $3.0 Billion Exhibit B Checking 14% NOW 9% Money Market 34% Savings 12% Time Under $100M 15% Time $100M+ 16% 18 Commercial & Industrial 14 % Residential Mortgage 36% Commercial Real Estate 38% Consumer 12%

If you have any questions, please contact: David Gonci P.O. Box 1308 Pittsfield, MA 01202 Investor Relations Officer (413) 281 - 1973 dgonci@berkshirebank.com Committed to the RIGHT core values: Respect Integrity Guts Having Fun Teamwork